                                                                 Exhibit 10.22



                          CONSTRUCTION LOAN AGREEMENT

                                    BETWEEN

                        CMC HEARTLAND PARTNERS VII, LLC,
               a Delaware limited liability company, as Borrower

                                      AND

                       BANK ONE, ILLINOIS, NA, a national
                         banking association, as Lender

                                TABLE OF CONTENTS


Section                                                               Page No.


1.       RECITALS..........................................................1
         --------

2.       DEFINITIONS.......................................................1
         -----------

3.       COMMITMENTS TO LEND; COMMITMENT FEE...............................7
         -----------------------------------
         3.1      Maximum Amount of the Loan...............................7
                  --------------------------
         3.2      Reborrowing..............................................8
                  -----------
         3.3      Voluntary Prepayment; Mandatory Prepayment...............8
                  ------------------------------------------
         3.4      Loan Advances Evidenced by the Note......................8
                  -----------------------------------
         3.5      Interest Rate and Payment of Interest.  .................8
                  -------------------------------------
         3.6      Mandatory Principal Payments.............................9
                  ----------------------------
         3.7      Default Rate.............................................9
                  ------------
         3.8      Late Charge..............................................9
                  -----------
         3.9      Fees.  ..................................................9
                  ----
         3.10     Loan Extension Option....................................9
                  ---------------------

4.       LOAN DOCUMENTS...................................................10
         --------------

5.       DISBURSEMENT OF THE LOAN.........................................14
         ------------------------
         5.1      Conditions Precedent....................................14
                  --------------------
         5.2      Conditions Precedents for Disbursements after the
                  Initial Loan Advance....................................14
                  --------------------------------------------------
         5.3      Use of Loan Proceeds; Inspections of the Work...........15
                  ---------------------------------------------
         5.4      Disbursement Requests...................................16
                  ---------------------
         5.5      Certifications, Representations and Warranties..........17
                  ----------------------------------------------
         5.6      Amount of Disbursements; Retainage......................18
                  ----------------------------------
         5.7      Costs...................................................18
                  -----
         5.8      Reserves................................................18
                  --------
         5.9      Loan In Balance.........................................19
                  ---------------
         5.10     Application of Disbursements............................19
                  ----------------------------
         5.11     Release of Retainage....................................20
                  --------------------
         5.12     Additional Loan Limitations.............................21
                  ---------------------------

6.       REPRESENTATIONS AND WARRANTIES...................................22
         ------------------------------
         6.1      Borrower................................................22
                  --------
         6.2      Sole Member.............................................22
                  -----------
         6.3      Heartland...............................................22
                  ---------
         6.4      Title...................................................22
                  -----
         6.5      Improvements............................................23
                  ------------
         6.6      Validity and Enforceability of Documents................23
                  ----------------------------------------
         6.7      Litigation..............................................23
                  ----------

         6.8      Utilities; Authorities..................................23
                  ----------------------
         6.9      Solvency................................................23
                  --------
         6.10     Financial Statements....................................24
                  --------------------
         6.11     Compliance with Laws....................................24
                  --------------------
         6.12     Construction Contract...................................24
                  ---------------------
         6.13     Subcontracts............................................24
                  ------------
         6.14     Plans and Specifications................................24
                  ------------------------
         6.15     Budget..................................................24
                  ------
         6.16     Financing Statements....................................25
                  --------------------
         6.17     Event of Default........................................25
                  ----------------
         6.18     Responsible Property Transfer Act.......................25
                  ---------------------------------
         6.19     Additional Agreements...................................25
                  ---------------------

7.       BORROWER'S COVENANTS.............................................25
         --------------------
         7.1      Manner of Construction..................................25
                  ----------------------
         7.2      Compliance with Laws....................................25
                  --------------------
         7.3      Inspection..............................................25
                  ----------
         7.4      Mechanics' Liens........................................26
                  ----------------
         7.5      Release by Lender.......................................26
                  -----------------
         7.6      Financial Statements; Reports...........................27
                  -----------------------------
         7.7      Affirmation of Representations and Warranties...........27
                  ---------------------------------------------
         7.8      Title...................................................27
                  -----
         7.9      Proceedings Affecting Property..........................28
                  ------------------------------
         7.10     Disposal and Encumbrance of Property....................28
                  ------------------------------------
         7.11     Insurance...............................................28
                  ---------
         7.12     Performance of Obligations; Notice of Default...........28
                  ---------------------------------------------
         7.13     Subcontracts............................................29
                  ------------
         7.14     Restrictions Affecting Borrower.........................29
                  -------------------------------
         7.15     Use of Receipts.........................................29
                  ---------------
         7.16     Management and Leasing Agreements; Subordination........29
                  ------------------------------------------------
         7.17     Additional Documents....................................29
                  --------------------
         7.18     Sale to Investors.......................................30
                  -----------------
         7.19     Survey..................................................30
                  ------

8.       LOAN EXPENSES....................................................30
         -------------

9.       LENDER'S REPRESENTATIVES.........................................30
         ------------------------

10.      EVENTS OF DEFAULT................................................30
         -----------------

11.       REMEDIES........................................................32
          --------

12.      SALES OF UNITS; PARTIAL RELEASES.................................34
         --------------------------------
         12.1     Sales Prices............................................34
                  ------------

         12.2     Release Prices..........................................34
                  --------------

13.      MISCELLANEOUS....................................................34
         -------------
         13.1     Additional Indebtedness.................................34
                  -----------------------
         13.2     Additional Acts.........................................34
                  ---------------
         13.3     Loan Agreement Governs..................................34
                  ----------------------
         13.4     Additional Advances.....................................34
                  -------------------
         13.5     Amendment; Waiver; Approval.............................35
                  ---------------------------
         13.6     Notice..................................................35
                  ------
         13.7     Benefit; Assignment.....................................36
                  -------------------
         13.8     Governing Law...........................................36
                  -------------
         13.9     Indemnity...............................................36
                  ---------
         13.10    Headings................................................36
                  --------
         13.11    No Partnership or Joint Venture.........................37
                  -------------------------------
         13.12    Time is of the Essence..................................37
                  ----------------------
         13.13    Invalid Provisions......................................37
                  ------------------
         13.14    Offset..................................................37
                  ------
         13.15    Acts by Lender..........................................37
                  --------------
         13.16    Binding Provisions......................................37
                  ------------------
         13.17    Counterparts............................................37
                  ------------
         13.18    No Third Party Beneficiary..............................37
                  ---------------------------
         13.19    Publicity...............................................38
                  ---------
         13.20    JURISDICTION AND VENUE..................................38
                  ----------------------
         13.21    JURY WAIVER.............................................39
                  -----------

                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------

         This Construction Loan Agreement ("Agreement") is dated as of December 9, 1999, by and between CMC HEARTLAND PARTNERS VII, LLC, a Delaware limited liability company ("Borrower"), and BANK ONE, ILLINOIS, NA, a national banking association ("Lender").

         1.       RECITALS.
                  --------

                  1.1 Seller is the fee owner of the Land (this and all other capitalized terms used in this Article 1 and not otherwise defined shall have the meanings ascribed thereto in Article 2 below).

                  1.2 Borrower has certain rights to purchase the Land pursuant to the terms of the Option Agreement.

                  1.3 Borrower has requested that Lender make available to Borrower a construction loan (the "Loan") in the maximum outstanding principal amount of $5,000,000 to pay a portion of the amounts needed to pay certain Project Costs associated with the construction of Units (hereinafter defined) on the Land. Lender has agreed to make the Loan subject to the terms and conditions set forth herein.

                  1.4 In consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

         2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:


                  2.1 "Acceptable Unit Sale Contract" shall mean a binding, unconditional sale contract for a Unit (with any financing and other contingencies having been satisfied or expired) (i) with a third party unrelated to and unaffiliated with Borrower or Seller, (ii) with earnest money paid in cash in the amount of 5% of the sales price thereof, but not less than $1,000, and (iii) on a form of contract approved in writing by Lender (with only such changes thereto as may be requested by the purchaser and agreed to by Borrower exercising commercially reasonable judgment).

                  2.2 "Additional Agreements" shall be all contracts, options, leases, management, leasing, development, sales or other agreements in existence that affect the Property (written or oral) as set forth in Exhibit E attached hereto.

                  2.3 "Applicable Laws" shall mean all laws, statutes, ordinances, rules, regulations, judgments, decrees or orders of any state, federal or local government or agency which are applicable to Borrower, Seller and/or the Property.

                  2.4 "Assignment of Option Agreement" shall mean the Collateral Assignment of Option Agreement made by Borrower to Lender and consented to by Seller to secure the Loan. 2.5 "Assignment of Plans" shall mean the collateral assignment of all licenses, permits, plans, specifications and contracts relating to the construction, use or operation of the Project to be made by Borrower to Lender to secure the Loan.

                  2.6 "Assignment of Rents" shall mean the Assignment of Rents and Leases dated as of the date hereof made by Borrower to Lender, as the same is amended, restated, modified or supplemented from time to time.

                  2.7 "Assignment of Sales Contracts" shall mean the assignment of all sales contracts with respect to any Unit to be made by Borrower to Lender to secure the Loan.

                  2.8 "Borrower Mortgage Title Policy" shall mean the title insurance policy described in Section 4.5 below.

                  2.9 "Budget" shall mean the detailed budget of all costs to be incurred in connection with the Work, including both hard costs and soft costs, as set forth in Exhibit B attached hereto.

                  2.10 "Business Day" shall mean each day excluding Saturdays, Sundays and any other day on which Lender is closed for business to the public.

                  2.11 "Construction Contract" shall mean that certain contract dated February 10, 1999 between Borrower and the Contractor regarding the general contracting and construction management services to be performed in connection with the construction of the Improvements.

                  2.12 "Consultant" shall mean an independent architect or engineer selected by Lender.

                  2.13 "Contractor" shall mean Lifestyle Construction Company, Inc., a Delaware corporation.

                  2.14 "Default Rate" shall mean the Loan Rate plus 3.0% per annum.

                  2.15 "Event of Default" shall have the meaning ascribed to it in Section 10 of this Agreement.

                  2.16 "Existing Lender" shall mean Bank of America.

                  2.17 "Heartland" shall mean Heartland Technology, Inc., a Delaware corporation, a general partner of Sole Member.

                  2.18 "Hazardous Materials" shall mean and include any and all hazardous, toxic or dangerous substances, wastes and materials and other pollutants and contaminants as defined or described in any or all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations, orders or decrees now or hereafter regulating, relating to or imposing liability or standards of conduct with respect to environmental matters, including, without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984 (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977 and the Water Quality Act of 1987 (33 U.S.C. Section 1251 et seq.), the Toxic Substances Control Act of 1976 (15 U.S.C. Section 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11001 et seq.), the Clear Air Act of 1966, as amended (42 U.S.C.
         Section 7401 et seq.), the National Environmental Policy Act of 1970 (42 U.S.C. Section 4321 et seq.), the Rivers and Harbours Act of 1899 (33 U.S.C. Section 401 et seq.), the Endangered Species Act of 1973, as amended (16 U.S.C. Section 1531 et seq.), the Safe Drinking Water Act of 1974, as amended (42 U.S.C. Section 300(f) et seq.), and the Occupational Safety and Health Act of 1970, as amended (29 U.S.C.
         Section 651 et seq.) and all rules, regulations and guidance documents promulgated or published thereunder, all as amended or hereinafter amended. Without intending to limit the scope or breadth of the foregoing definition, the term Hazardous Materials shall include asbestos, urea formaldehyde, polychlorinated biphenyls, crude oil, radioactive materials and underground storage tanks.

                  2.19 "Improvements" shall mean the Units.

                  2.20 "Indemnity Agreement" shall mean the Environmental Indemnity Agreement dated as of the date hereof, made by Borrower in favor of Lender, as the same may be hereafter amended or otherwise modified from time to time.

                  2.21 "Initial Disbursement Date" shall mean the date on which the first disbursement of the Loan occurs.

                  2.22 "Land"shall mean the real property legally described on Exhibit A attached hereto and known as the Longleaf developments in Southern Pines, North Carolina.

                  2.23 "Loan Advance" shall mean a disbursement of all or any portion of the Loan.

                  2.24 "Loan Documents" shall mean this Agreement, the Assignment of Option Agreement, the Assignment of Plans, the Assignment of Sales Contracts, the Assignment of Rents, the Mortgage, the Note, the Security Agreement, the Seller Mortgage, the

         Indemnity Agreement and every other document now or hereafter evidencing, securing or otherwise executed in conjunction with the Loan, together with all amendments and modifications thereof.

                  2.25 "Loan Expenses" shall mean the expenses, charges, costs (including both hard costs and soft costs) and fees relating to the making, administration, negotiation, documentation or any other aspect of the Loan or relating to the performance of the Work, including, without limitation, Lender's reasonable attorneys' fees and costs in connection with the negotiation, documentation and enforcement of the Loan, the fees of the Consultant, all recording fees and charges, title insurance charges and premiums, escrow fees, fees of insurance consultants, costs of surveys and of other bonds required by the Title Company in connection with clearing title to the Real Property or the issuance of title reports, binders, policies and the like, and all other costs, expenses, charges and fees referred to in or necessitated by the terms of this Agreement or any of the other Loan Documents.

                  2.26 "Loan Rate" shall mean the Prime Rate.

                  2.27 "Maturity Date" shall mean December 8, 2000, unless otherwise extended pursuant to the terms of Section 3.12 below.

                  2.28 "Model Unit" shall mean a model Unit which is open for viewing by prospective purchasers and which is not a Sold Unit.

                  2.29 "Mortgage" shall mean the Deed of Trust dated as of the date hereof made by Borrower to Lender, as the same is amended, restated, modified or supplemented from time to time, to secure the Loan.

                  2.30 "Note" shall mean that certain Note of even date herewith made by Borrower to Lender in the original principal amount of $5,000,000 to evidence the Loan.

                  2.31 "Option Agreement" shall mean that certain Option, Management and Marketing Agreement dated as of September 9, 1998, by and between Borrower and Seller, as the same is amended, restated, modified or supplemented from time to time.

                  2.32 "Parcel" shall mean, individually, a portion of the Land upon which an individual Unit shall be constructed and collectively, the portions of the Land upon which the Units shall be constructed.

                  2.33 "Permitted Exceptions" shall mean the exceptions to the title of the Real Property listed as "Permitted Exceptions" on Exhibit C attached hereto.

                  2.34 "Person" shall mean any individual, firm, corporation, business enterprise, trust, association, joint venture, partnership, governmental body or other entity, whether acting in an individual, fiduciary or other capacity.

                  2.35 "Personal Property" shall mean and include any and all furniture, furnishings, appliances, equipment and all fixtures (to the extent such fixtures are attached in a manner so as not to be deemed to be part of the Real Property) to be located in the Homes or otherwise at the Land which will be used or usable in connection with the ownership, development, construction or operation of the Project and which will be owned or otherwise possessed by Borrower or any of its affiliates, including all of such personal property contemplated under the Plans and Specifications.

                  2.36 "Plans and Specifications" shall mean, collectively, the architectural and engineering plans and specifications relating to the Work or any portion thereof, all of which must be acceptable to Lender in its sole and absolute discretion.

                  2.37 "Prime Rate" shall mean an annual rate of interest equal to the prime rate as publicly announced by Lender to be in effect from time to time, adjusted and changing when and as said prime rate changes (but such rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers).

                  2.38 "Project" shall mean the residential development to be constructed on the Land, together with certain other related on-site improvements.

                  2.39 "Project Cost" shall mean each of the following items, but only to the extent specifically set forth in the Budget and only to the extent specifically required to complete the Project:

                           (a)      The actual hard costs of completing
                  construction of the Improvements, including demolition and environmental remediation costs;

                           (b) The actual costs of acquiring and installing the Personal Property;

                           (c) Premiums for title, casualty, liability and other insurance required by Lender;

                           (d) The cost of recording and filing the Loan Documents;

                           (e) Real estate taxes and other assessments which Borrower is obligated to pay during the term of the Loan;

                           (f) Interest, fees and similar charges payable by Borrower to Lender hereunder or under the Note;

                           (g)      Legal and other closing costs;

                           (h) Architectural, engineering and consulting fees;

                           (i) Such other soft costs as may be set forth in the Budget or as may be hereafter approved in writing by Lender; and

                           (j)      All other Loan Expenses.

                  2.40 "Property" shall mean the Real Property, the Units and the Personal Property (whether before or after completion of the Work) and all other tangible and intangible assets benefitting or otherwise appertaining to the Project, including, without limitation, all of the collateral for the Loan described in the Loan Documents.

                  2.41 "Real Property" shall mean the Land, the Improvements and all easements and appurtenants thereto.

                  2.42 "Reserves" shall mean the reserves described in Section
         5.8 below.

                  2.43 "Retainage" shall mean the portion of each Loan Advance retained by Lender in accordance with Section 5.6 below.

                  2.44 "Security Agreement" shall mean the security agreement encumbering the Personal Property dated as of the date hereof, made by Borrower to, as the same may be hereafter amended, restated, modified or supplemented from time to time.

                  2.45 "Seller" shall mean Longleaf Associates Limited Partnership, a North Carolina limited partnership.

                  2.46 "Seller Mortgage" shall mean the Deed of Trust executed and delivered by Seller and Borrower to secure the Loan, as described in Section 5.2(a) below.

                  2.47 "Seller Mortgage Title Policy" shall mean the title insurance policy described in Section 5.2(b) below.

                  2.48 "Sold Unit" means a Unit that is subject to an Acceptable Unit Sale Contract.

                  2.49 "Sole Member" shall mean CMC Heartland Partners, a Delaware general partnership, the sole member of Borrower.

                  2.50 "Spec Unit" means any Unit for which construction has commenced (including construction of foundations) and which is not a Model Unit or a Sold Unit.

                  2.51 "Subcontracts" shall mean all subcontracts now or hereafter entered into by the Contractor for the construction of any of the Improvements or the installation of any of the Personal Property or the performance of any other aspect of the Work, together with all sub-subcontracts, material or equipment purchase orders, equipment leases and other agreements entered into by the Contractor, any subcontractor or any other party supplying labor or materials in connection with the Work.

                  2.52 "Title Company" shall mean Chicago Title Insurance
         Company.

                  2.53 "Title Policies" shall mean the Borrower Mortgage Title Policy and the Seller Mortgage Title Policy.

                  2.54 "Town" shall mean the town of Southern Pines, North Carolina.

                  2.55 "Town Assessments" shall mean the payments to the Town for each Unit.

                  2.56 "Unit" shall mean a detached single family home or an attached town home on the Land.

                  2.57 "Unmatured Default" shall mean an event or circumstance that with the giving of notice, the passage of time, or both, would constitute an Event of Default.

                  2.58 "Work" shall mean the performance of all work to be performed and the supplying of all materials to be supplied in connection with the building, furnishing, fixturing and equipping of the Units, all in accordance with the provisions of this Agreement and with the Plans and Specifications, the Budget and other documentation approved by Lender.

         3.       COMMITMENTS TO LEND; COMMITMENT FEE.
                  -----------------------------------

                  3.1 Maximum Amount of the Loan. Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender $5,000,000 for the Loan, upon the terms and subject to the conditions contained in this Agreement. Notwithstanding anything contained in this Article to the contrary, Loan Advances shall be limited to such amounts as Borrower is eligible to receive pursuant to, and upon compliance with, the conditions of Article 5 hereof. Additionally, the aggregate amount of the Loan that may be advanced for any Unit at any time (the "Advance Rate") shall not exceed the lesser of the following:

                           (a) the lesser of 100% of the cost of such Unit or
                  80% of the appraised value of such Unit, if such Unit at such time is a Sold Unit, or

                           (b) subject to Section 3.10(b), the lesser of 90% of
                  the cost of such Unit or 75% of the appraised value of such Unit, if such Unit at such time is a Model Unit or Spec Unit.

         Notwithstanding anything to the contrary contained herein, (i) for Units which are currently under construction and financed with the Existing Lender, the cost of such Unit shall be deemed to include Borrower's acquisition cost of the Parcel for such Unit pursuant to the Option Agreement, and (ii) for those Units which are not currently under construction or financed with the Existing Lender, the cost of such Unit shall not include any amounts payable to Seller pursuant to the Option Agreement. Furthermore, there shall be no more than seven Spec Units or more than two Model Units financed by Lender at any time.

                  3.2 Reborrowing. Borrower shall be entitled to reborrow portions of the Loan that are repaid or prepaid.

                  3.3      Voluntary Prepayment; Mandatory Prepayment.

                           (a) Borrower may prepay all or any part of the Loan
                  at any time and from time to time upon five days prior written notice to Lender without cost or penalty.

                           (b) If the outstanding principal balance of the Loan
                  at any time exceeds the maximum permitted amount set forth in
                  Section 3.1 above, Borrower shall immediately repay the amount of such excess.

                           (c) Borrower must make a mandatory principal payment
                  on the Loan equal to the aggregate amount of the Loan previously disbursed by Lender with respect to each Sold Unit nine months after the date on which the first draw of proceeds of the Loan for such Sold Unit was made. Borrower must make a mandatory principal payment on the Loan equal to the aggregate amount of the Loan previously disbursed by Lender with respect to each Spec Unit twelve months after the date on which the first draw of proceeds of the Loan for such Spec Unit was made. Borrower must make a mandatory principal payment on the Loan equal to the aggregate amount of the Loan previously disbursed by Lender with respect to each Model Unit eighteen months after the date on which the first draw of proceeds of the Loan for such Model Unit was made.

                  3.4 Loan Advances Evidenced by the Note. All advances of the Loan shall be evidenced by the Note.

                  3.5 Interest Rate and Payment of Interest. Interest shall accrue on the unpaid principal balance of the Loan during each calendar month (whether full or partial) at the Prime Rate. Interest shall be computed on the basis of a year consisting of 360 days and shall be based on the actual number of days during the period for which interest is being charged. Accrued and unpaid interest on the Loan shall be due and payable to Lender on the first day of each month commencing on the first day of the month following the month in which the Initial Disbursement Date occurs. Borrower hereby authorizes Lender during the term of the Loan to disburse to itself from the undisbursed proceeds of the Loan all then accrued and unpaid interest on the Loan which is then due and payable; provided, however, that such authorization shall not be deemed to limit, reduce or otherwise affect Borrower's obligation to pay interest if (a) there are no remaining amounts in the Budget for the Loan allocated for the payment of such interest (including Reserves specifically allocated to pay such interest), or (b) Lender is entitled to withhold disbursement of the Loan for any reason. Any amounts disbursed from the interest reserve shall become part of the outstanding principal balance of the Loan and interest thereon shall accrue and be payable as provided herein.

                  3.6 Mandatory Principal Payments. Concurrently with the closing of the sale of each Unit, Borrower shall make a principal payment on the Loan equal to the aggregate amount of the Loan previously disbursed by Lender with respect to such Unit.

                  3.7 Default Rate. At any time when an Event of Default exists under this Agreement or any of the other Loan Documents and after the Maturity Date (or the First Extended Maturity Date or the Second Extended Maturity Date, if applicable), (a) the aggregate outstanding principal balance of the Loan and any other amounts then owing by Borrower to Lender shall bear interest at the Default Rate until paid in full and (b) subject to the maximum rate permitted by Applicable Law, all accrued but unpaid interest shall bear interest at the Default Rate therefrom until paid in full.

                  3.8 Late Charge. If any payment of interest or principal due under the Note is not made within ten days after such payment is due, then, in addition to the payment of the amount so due, Borrower shall pay to Lender a "late charge" equal to five percent (5.0%) of the amount of that payment or $25.00, whichever is greater, up to the maximum amount of $1,500.00 per late charge to compensate Lender for the cost of collecting and handling such late payment. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Lender.

                  3.9 Fees. Concurrently with the initial disbursement of the Loan, Lender shall be deemed to have fully earned a non-refundable loan and administration fee in the amount of $50,000 (the "Loan Fee"), which fee shall be due and payable by Borrower on the Initial Disbursement Date.

                  3.10 Loan Extension Option. If on the Maturity Date (a) any Units are then under construction, or (b) there are any Units then deemed to be Spec Units or Model Units, Borrower shall have the right to extend the maturity date of the Loan for an additional six months (the last day of said six month period being referred to herein as the

         "First Extended Maturity Date"), upon and subject to the following terms, provisions and conditions:

                           (i) Borrower shall give written notice (the
                  "Extension Notice") to Lender of Borrower's election to exercise the aforementioned extension right not less than 60 days prior to the Maturity Date;

                           (ii) No Event of Default or Unmatured Default exists
                  under any of the Loan Documents on the date Borrower delivers the Extension Notice or on the Maturity Date;

                           (iii) Concurrently with the delivery of the Extension
                  Notice, Borrower shall pay to Lender $25,000 for the six month extension period;

                           (iv) The Advance Rate for each Spec Unit shall be
                  reduced from 75% to 70% of the appraised value on the date that is twelve months after the date on which the first draw of proceeds of the Loan for such Spec Unit was made;

                           (v) The Advance Rate for each Spec Unit shall be
                  reduced from 70% to 65% of the appraised value on the date that is eighteen months after the date on which the first draw of proceeds of the Loan for such Spec Unit was made;

                           (vi) Borrower makes mandatory principal payments on
                  the Loan equal to the amount of the Loan previously disbursed by Lender with respect to each Spec Unit twenty-four months after the date on which the first draw of proceeds of the Loan for such Spec Unit was made; and

                           (vii) Borrower may not commence construction of any
                  Units;

                           (viii) Except as expressly provided to the contrary
                  in this Section 3.10, all of the other terms, provisions and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms during the additional extension period, including without limitation, the obligation to make monthly payments of interest.

         4. LOAN DOCUMENTS. Prior to the Initial Disbursement Date, Borrower shall execute and/or deliver to Lender those of the following documents and other items required to be executed and/or delivered by Borrower (and Seller), and shall cause to be executed and/or delivered to Lender those of the following documents and other items required to be executed and/or delivered by others, all of which documents and other items shall contain such provisions as shall be required to conform to this Agreement and otherwise shall be satisfactory in form and substance to Lender:

                  4.1      The Loan Documents.

                  4.2 UCC financing statements perfecting the security interests created by the Security Agreement.

                  4.3      Copies of surveys reasonably acceptable to Lender.

                  4.4 Borrower, at its expense, shall obtain and deliver to Lender policies of insurance providing the following:

                           (a) Policies of insurance evidencing bodily injury,
                  death or property damage liability coverages in amounts not less than $1,000,000 (combined single limit), and an excess/umbrella liability coverage in an amount not less than $1,000,000 shall be in effect with respect to Borrower. Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations.

                           (b) "Special Cause of Loss" insurance on the
                  Improvements in an amount not less than the full insurable value on replacement cost basis of the insured Improvements and personal property related thereto. During the construction period, such policy shall be written in the so-called "Builder's Risk Completed Value Non-Reporting Form" (or "Reporting Form" if the Improvements are a single family residential development) with no coinsurance requirement and shall contain a provision granting the insured permission to complete.

                           (c) Evidence of worker's compensation insurance
                  coverage satisfactory to Lender.

                           (d) If the Real Property, or any part thereof, lies
                  within a "special flood hazard area" as designated on maps prepared by the Department of Housing and Urban Development, a National Flood Insurance Association standard flood insurance policy, plus insurance from a private insurance carrier if necessary, for the duration of the Loan in the amount of the full insurable value of the Improvements.

                           (e) Such other insurance as Lender may require, which
                  may include, without limitation, errors and omissions, insurance with respect to the contractors, architects and engineers, earthquake insurance, rent abatement and/or business loss.

         All insurance policies shall (i) be issued by an insurance company having a rating of "A" VII or better by A.M. Best Co., in Best's Rating Guide, (ii) name Lender as additional insured on all liability insurance and as mortgagee and loss payee on all casualty insurance,
         (iii) provide that Lender is to receive thirty (30) days written notice prior to non-renewal or cancellation, (iv) be evidenced by a certificate of insurance to be held by Lender, and (v) be in form and amounts acceptable to Lender.

                  4.5 An ALTA Construction Loan Policy of Title Insurance ("Borrower Mortgage Title Policy") issued by the Title Company in the full amount of the Note insuring that the Mortgage will be a first priority lien upon the fee simple title to the Land to the extent of advances made by Lender from time to time under this Agreement, subject to no liens, claims, exceptions or encumbrances except the Permitted Exceptions and containing endorsements reasonably required by Lender from time to time (the Borrower Mortgage Title Policy, Permitted Exceptions and required endorsements are more fully described on Exhibit C attached hereto).

                  4.6 Copies of all recorded documents described in the Borrower Mortgage Title Policy.

                  4.7 Current Uniform Commercial Code, federal and state tax lien and judgment searches, pending suit and litigation searches and bankruptcy court filings searches covering Borrower, Sole Member, Contractor and Seller and disclosing no matters objectionable to Lender.

                  4.8 Copies of the form of Subcontract to be used by the Contractor.

                  4.9 The Plans and Specifications, which have been approved by Borrower and the Contractor and approved and stamped by the appropriate governmental authorities, including detailed descriptions (with drawings and specifications).

                  4.10 Certified copies of the Construction Contract, all licenses, permits and governmental approvals necessary for the construction, use or operation of the Project and all other documents and instruments relating to performance of the Work.

                  4.11 Opinion letter from Robbins, May & Rich, LLP, legal counsel for Borrower opining to the authority of such party to execute, deliver and perform its obligations under the Loan Documents, to the validity and binding effect of the Loan Documents and to such other matters as Lender and its counsel shall require.

                  4.12 Evidence that (i) no portion of the Real Property is located in an area designated by the Secretary of Housing and Urban Development as having special flood hazards, or if any portion of the Real Property is so located, evidence that flood insurance is in effect; and (ii) no portion of the Real Property is located in a federally, state or locally designated wetland or other type of government protected area.

                  4.13 Certified copies of the Limited Liability Company Operating Agreement of Borrower, together with all amendments thereto, and such resolutions and other documents as Lender deems appropriate evidencing the authority of Borrower to execute and deliver the Loan Documents to which such Persons are a party and to perform the obligations contemplated hereby and thereby.

                  4.14 Certified copies of all service contracts, development agreements and other agreements affecting the use, development or operation of the Project, if any.

                  4.15 Evidence that the environmental condition of the Property is satisfactory to Lender. Such testing and investigation shall be performed by an environmental professional acceptable to Lender in a manner satisfactory to Lender.

                  4.16 Evidence that, as of the date of the Initial Loan Advance, there has been no material adverse change in the financial or other projections for the Project, the physical condition of the Property or the financial condition of Borrower since the date of the most recent financial statements or projections delivered to Lender or the most recent inspections of the condition of the Property made by the Consultant, as the case may be.

                  4.17 Form of proposed sales contracts and other documents to be used in connection with the sale of the Units, together with a schedule of minimum sales prices therefor.

                  4.18 An appraisal satisfactory to Lender indicating the aggregate fair market value of the Project, as completed that is acceptable to Lender.

                  4.19 Certified copies of any sale contracts, letters of intent and other agreements relating to the sale of the Units that have been executed as of the date of the Initial Loan Advance.

                  4.20 A detailed marketing and sales projection, including a projection of the amount of time required to close sales of the Units.

                  4.21 Evidence that the Property is, and upon completion the Project will be, in compliance with all Applicable Laws.

                  4.22 A reasonably detailed Project development and construction schedule specifying all of the projected start and completion dates (or delivery dates) for each component of development of the Project, including each separate component of performance of the Work and each required license, permit or other public or private approval.

                  4.23 A certified copy of the Option Agreement.

                  4.24 An Consent Agreement from Seller regarding the Option Agreement in form and substance acceptable to Lender in its sole and absolute discretion.

                  4.25 Copies of all agreement, declarations, by laws, certificates, plans, opinions and other documents regarding or affecting the Land, the Project or the Option Agreement.

                  4.26 Such other assignments, certificates, opinions and other documents, instruments and information affecting or relating to Lender's interest in the Project or the use, operation, development or construction of the Project as Lender may reasonably require.

         50       DISBURSEMENT OF THE LOAN.
                  ------------------------

                  5.1 Conditions Precedent. In addition to the other conditions set forth herein, the obligation of Lender to make the initial and each subsequent disbursement of the Loan under this Agreement shall be conditioned upon and subject to the payment to Lender of all loan fees then owing from Borrower to Lender and to satisfaction of all of the following conditions:

                           (a) All representations and warranties contained in
                  this Agreement and in the other Loan Documents shall be true in all material respects on and as of the date of such disbursement.

                           (b) Borrower shall have performed all of its
                  obligations under all Loan Documents which are required to be performed on or prior to the date of such disbursement.

                           (c) The Loan shall not be "out of balance" as
                  determined under Section 5.9 below, and the disbursement shall not cause the Loan to be "out of balance."

                           (d) There shall be no material adverse change in the
                  financial condition of Borrower as reasonably determined by Lender.

                           (e) No Event of Default shall have occurred that has
                  not been waived in writing by Lender, and no Unmatured Default shall then exist.

                  5.2 Conditions Precedents for Disbursements after the Initial Loan Advance. In addition to all of the other conditions set forth herein, the obligation of Lender to make each subsequent disbursement of the Loan under this Agreement shall be conditioned upon and subject to the satisfaction of all of the following conditions:

                           (a) Borrower and Seller shall execute and deliver to
                  the Title Company a Deed of Trust for the benefit of Lender (the "Seller Mortgage"), in form and substance reasonably acceptable to Lender for each Parcel that Seller is the fee simple title holder and which Borrower has exercised its right to purchase pursuant to the Option Agreement. Notwithstanding anything to the contrary, after the Seller Mortgage is recorded with the Register of Deeds for Moore County, North Carolina, Borrower and Seller may execute and deliver to the Title Company, amendments to the Seller Mortgage, in form and substance reasonably acceptable to Lender adding each new Parcel to the legal description of the Seller Mortgage.

                           (b) An ALTA Construction Loan Policy of Title
                  Insurance ("Seller Mortgage Title Policy") issued by the Title Company in the full amount of the Note insuring that the Seller Mortgage will be a first priority lien upon the fee simple title to each new Parcel to the extent of advances made by Lender from time to time under this Agreement, subject to no liens, claims, exceptions or encumbrances except the Permitted Exceptions and containing endorsements reasonably required by Lender from time to time (the Seller Mortgage Title Policy, Permitted Exceptions and required endorsements are more fully described on Exhibit C attached hereto).

                           (c) Prior to any second disbursement for any Unit,
                  Borrower shall deliver to Lender and the Title Company a boundary survey for such Unit's Parcel.

                           (d) Copies of all recorded documents described in the
                  Seller Mortgage Title Policy pertaining to each new Parcel.

                           (e) Opinion letter from Robbins, May & Rich, LLP,
                  legal counsel for Borrower and Seller opining to the authority of each party to execute, deliver and perform its obligations under the Seller Mortgage, to the validity and binding effect of the Seller Mortgage and to such other matters as Lender and its counsel shall reasonably require.

                           (f) Such other assignments, certificates, opinions
                  and other documents, instruments and information affecting or relating to Lender's interest in the Project or the use, operation, development or construction of the Project as Lender may reasonably require.

                  5.3 Use of Loan Proceeds; Inspections of the Work. The proceeds of the Loan disbursed to Borrower shall be used by Borrower solely for the purpose of paying (or reimbursement to others for payment of) items of Project Cost actually incurred by Borrower, and, in connection therewith, no Project Cost shall include expenses relating to any development, construction, operating or other cost attributable to any project other than the Project specifically described in this Agreement. Notwithstanding anything contained in this Agreement to the contrary, all inspections of the Work made by Lender, the Consultant or their respective agents, employees and designees shall be solely for Lender's own information and shall not be deemed to have been made for or on account of Borrower or any other party. Borrower hereby specifically relieves Lender of any and all liability or responsibility relating in any way whatsoever to the construction of the Project, including but not limited to, the work thereat, the material or labor supplied in connection therewith, and any errors, inconsistencies or other defects in the Project or the Plans and Specifications.

                  5.4      Disbursement Requests.
                           ---------------------

                           (a) Borrower shall request and Lender shall be
                  required to make disbursements of the Loan not more frequently than once each calendar month per Loan. Lender shall not be required to make more than five disbursements in connection with the construction of any one Unit. Lender may at any time take such action as it deems appropriate to verify that the conditions precedent to each disbursement have been satisfied, including, without limitation, verification of any amounts due under the Construction Contract or any Subcontract. Borrower agrees to cooperate with Lender in any such action. If in the course of any such verification, any amount shown on any contract or subcontract entered into for the performance of any portion of the Work, or any application for payment, sworn statement or waiver of lien is subject to a possible discrepancy, such discrepancy shall be eliminated by Borrower to Lender's satisfaction. Each request for disbursement shall be made by a letter from the chief financial officer of Borrower, addressed to Lender, specifying in detail the amount and mode of each disbursement, and accompanied by the following, all in form and substance satisfactory to Lender:

                                    (i) An Owner's Sworn Statement and
                           disbursement request;

                                    (ii) A Contractor's Application for Payment
                           and Sworn Contractor's Statement from Contractor, and a statement of a duly authorized officer of Contractor that all items of construction cost have been incorporated into the Project in accordance with the Plans and Specifications, together with waivers of lien with respect to the current disbursement and all previous disbursements from Contractor and all subcontractors and materialmen to whom payment is to be made, as are required by the Title Company as a condition to issuing the date-down endorsements described in subparagraph (b) below;

                                    (iii) An inspection report of the Consultant
                           certifying the percentages of completion of the components of the Work and setting forth the amount authorized for disbursement and such other matters as Lender may require (including compliance with the Plans and Specifications). It is understood and agreed by Borrower that any and all inspections of the Work made by Lender, the Consultant or their respective agents, employees and/or designees shall be solely for Lender's own information and shall not be deemed to have been made for or on account of Borrower or any other party, and that Lender shall have no liability or responsibility relating in any way whatsoever to the construction of the Project, including, but not limited to, the work thereon, the material or labor supplied in connection therewith, and any errors, inconsistencies or other defects in the Plans and Specifications.

                                    (iv) Such other documents, assignments,
                           certificates and opinions as are required by the Title Company, or as may be reasonably required by Lender.

                           (b) Notwithstanding anything contained in this
                  Agreement to the contrary, Lender shall not be required to make any disbursement of the Loan pursuant to this Agreement until the Title Company is unconditionally prepared to issue endorsements to the Title Policies, updating the same to the date of such disbursement and increasing the amount of coverage (including mechanic lien coverage) thereunder to the aggregate outstanding principal balance of the Loan (taking into account the then current disbursement), and insuring the lien of the Mortgage and the Seller Mortgage to be superior to all defects in title other than the Permitted Exceptions and other exceptions hereafter approved by Lender in writing.

                           (c) No disbursement of any amount shown in a Budget
                  as a contingency reserve shall by made without Lender's approval with respect to the type and amount of the requested expenditure, which approval shall not be unreasonably withheld.

                  5.5 Certifications, Representations and Warranties. Each request for disbursement by Borrower shall constitute (a) Borrower's certification that the representations and warranties contained in
         Article 6 below are true and correct in all material respects as of the date of such request, (b) Borrower's certification that Borrower is in compliance with the conditions contained in this Article 5, and (c) Borrower's representation and warranty to Lender, with respect to the Work, materials and other items for which payment is requested that (i) such Work and materials have been incorporated into the Project, free and clear of liens and encumbrances, (ii) the value thereof is as estimated therein, (iii) such Work and materials substantially conform to the Plans and Specifications, this Agreement and all Applicable Laws, and (iv) the requisitioned value of such Work and materials and the amounts of all other items of cost for which payment is requested by Borrower have theretofore been in fact paid for in cash by Borrower or the same are then due and owing by Borrower and (unless Lender disburses funds directly to the parties performing the Work or to the Title Company) will in fact be paid in cash by Borrower within five days after Borrower's receipt of the requested disbursement. Neither review nor approval by Lender of requests for disbursement or any information contained therein or any other information provided to

         Lender in accordance with the other provisions of this Article 5 shall constitute the acceptance or approval by Lender of any portion of the Work.

                  5.6 Amount of Disbursements; Retainage. Subject to the other conditions and limitations set forth herein, the amount of each disbursement shall be the amount requested by Borrower; provided, however, that (a) Lender shall have the right to retain 10% of each "hard cost" item of Project Cost (other than amounts requested for payment to suppliers of materials who have either fully delivered all materials or delivered such portion thereof whereby it is reasonable and necessary to fully pay for such materials)(the "Retainage"), which Retainage shall be disbursed in accordance with the provisions of
         Section 5.11 below, and (b) in no event shall Lender be obligated to disburse for any item an amount in excess of the amount allocated for such item pursuant to the Budget, including any Reserve set aside specifically for such item as provided in Section 5.8 below.

                  5.7 Costs. For purposes of this Agreement, including without limitation, Section 5.3 hereof, (a) the cost of labor and material furnished for the Work shall be deemed to be incurred by Borrower when the labor and material have been incorporated into the Project and the payment therefor is due and payable, (b) the cost of services (other than labor included in the Work) shall be deemed to be incurred by Borrower when the services are actually rendered and the payment therefor is due and payable, (c) real estate taxes, interest and insurance premiums shall be deemed to be incurred by Borrower when such items become due and payable, and (d) any other costs shall be deemed to be incurred by Borrower when the payment therefor is due and payable, but not before the value to be received in return for such cost has been received by Borrower.

                  5.8 Reserves. In addition to any reserves for specific line items that are already established in the Budget, Lender may establish and set aside out of the undisbursed proceeds of the Loan, reserves (collectively, the "Reserves") in such amounts as may be reasonably estimated by Lender from time to time to provide for payment of the items of Project Cost as the same may accrue or become payable prior to the repayment in full of the Loan. Amounts set aside as Reserves shall not be available for disbursement to Borrower for any purpose other than payment of the item or group or items for which the Reserve was established. Based upon the facts then available to Lender, Lender may adjust and reallocate the amount of any Reserve from time to time. Items for which Reserves may be established shall include (i) Loan Expenses, (ii) interest on the Loan, (iii) real estate taxes and assessments, (iv) premiums on insurance policies and bonds (if any) required to be furnished by Borrower hereunder (v) professional fees and (vi) promotion and sale costs.

                  5.9      Loan In Balance.
                           ---------------

                  (a) At all times prior to repayment of the Loan in full, (i) the undisbursed proceeds from the Loan allocated to each line item in the Budget (the aggregate amount of such proceeds being hereinafter referred to as the "Available Proceeds") must be sufficient, in Lender's reasonable determination, to pay the unpaid costs and expenses that will be incurred to complete such item, and (ii) the aggregate Available Proceeds must be sufficient, in Lender's reasonable determination, to pay all Project Costs remaining unpaid and all operating, management and other expenses of the Project through the projected date on which all of the Units for which construction of Improvements have commenced will be sold, as such date is determined by Lender from time to time.

                  (b) If Lender determines that (i) the costs and expenses to complete a Unit exceeds the amount allocated therefor, or (ii) the Project Costs remaining unpaid and all estimated operating, management and other expenses of the Project through the projected date on which all of the Units for which construction of Improvements have commenced will be sold, as such date is determined by Lender from time to time, exceed the sum of the Available Proceeds, then the Loan shall be deemed "out of balance" to the extent of such excess.

                  (c) If Lender deems the Loan to be out of balance as aforesaid, Borrower shall, within five days after written request by Lender, deposit with Lender an amount equal to the excess amount or amounts determined pursuant to subparagraph (b) above of this Section. The sums thus deposited with Lender will be disbursed by Lender to complete the Work prior to any further disbursement of Loan proceeds (or, if the Work has been completed, to the repayment of the outstanding principal balance of the Loan). If such deposit is not made within such time, an Event of Default shall be deemed to have occurred. No interest shall be payable to Borrower on the amounts so deposited.

                  5.10     Application of Disbursements.
                           ----------------------------

                  (a) Lender shall make each requested disbursement of the Loan within ten days after all of the conditions precedent to such disbursement set forth in this Article have been satisfied (including delivery of all documentation required under Sections 5.2 and 5.4 above), except that Lender, in its discretion, may make payments of Project Cost directly to the person or entity Lender determines is entitled to such payment or jointly to Borrower and such person or entity.

                  (b) Notwithstanding the foregoing, Lender shall not be responsible, liable or obligated to the contractors, subcontractors, suppliers, materialmen, laborers, architects, engineers, or any other parties, for services or work performed, or for goods delivered by them or any of them, in and upon the Land or employed directly or indirectly in the performance of the Work, or for any debts or claims whatsoever accruing in favor of any such parties and against Borrower or others, or against the Project. It is expressly understood and agreed that Borrower is not and shall not be an agent of Lender for any purpose whatsoever. Without limiting the generality of the foregoing, advances made at Lender's option, directly to any contractor, subcontractor or supplier of labor or materials, or any other party, shall not be deemed a recognition by Lender of any third party beneficiary status of any such person or entity.

                  (c) Borrower covenants and agrees that it shall receive all advances of Loan proceeds to be made hereunder by Lender as a trust fund and that Borrower shall withdraw and use said funds solely for the payment of the bills for the labor and materials used in the performance of the Work for which such Loan funds were requested by Borrower, and for the payment of the other items of Project Cost for which such Loan proceeds were requested by Borrower, and for no other purpose whatsoever; however, nothing herein shall impose upon Lender any obligation whatsoever to see to the proper application of any such monies by Borrower.

                  (d) Whenever so requested by Lender, Borrower shall promptly furnish Lender written evidence reasonably satisfactory to Lender that all monies theretofore advanced by Lender pursuant to this Agreement have actually been paid or applied in payment of the cost of performance of the Work and in payment of the other items of Project Cost for which such funds were advanced by Lender, and until such evidence is produced, at the option of Lender, no future or additional payments or advances of a Loan funds need be made hereunder.

                  5.11 Release of Retainage. Retainage(s) shall be released as follows:

                  (a) Retainage on any Subcontract shall be released within thirty days after such Subcontract has been fully performed and the following conditions have been satisfied:

                           (i) Borrower has delivered final and unconditional
                  waivers of lien from the subcontractor whose individual Subcontract has been fully performed to the Title Company with copies to Lender;

                           (ii) All conditions precedent to disbursement of
                  proceeds of the Loan as set forth in this Agreement have been fully satisfied; and

                           (iii) Lender has received a certificate in writing
                  signed by a duly authorized officer of Contractor certifying that the Work provided for in the Subcontract has been fully and satisfactorily completed in accordance with the Plans and Specifications, and in compliance with all Applicable Laws, and the Consultant has approved all such Work.

                  (b) Final disbursement of construction retainages to the Contractor for the Work not previously released shall be made upon satisfaction of the following conditions in addition to satisfaction of the other conditions precedent for disbursement of proceeds of the Loan by Lender:

                           (i) Borrower has delivered to Lender a certificate in
                  writing signed by a duly authorized officer of the Contractor certifying that all obligations of the Contractor under the Construction Contract and all obligations of the subcontractors under the Subcontracts have been fully performed, and that the construction of the Work has been completed in all respects in accordance with the Plans and Specifications and the use and occupancy of the Project is permitted under all Applicable Laws;

                           (ii) If requested by Lender, Lender shall have
                  received a certificate in writing signed by the Consultant certifying that the construction of the Work has been completed in all respects in accordance with the Plans and Specifications and the use and occupancy of the Project is permitted under all Applicable Laws;

                           (iii) Borrower has delivered to Lender all applicable
                  licenses or permits necessary for the use of the Project, including without limitation, a final, unconditional certificate of occupancy for each Unit as final disbursement of retainage is made for such Units;

                           (iv) Borrower has delivered to Lender original
                  policies of fire and extended coverage insurance as herein required, with Lender named as mortgagee and as an additional insured party and loss payee;

                           (v) The Title Company is unconditionally prepared to
                  issue its final updated Title Policies, subject only to the Permitted Exceptions and other exceptions approved by Lender in writing, and containing full coverage against all mechanics' liens and such other endorsements as are required under Section 4.5 above, as modified by the requirements under
                  Section 5.2 above;

                           (vi) Borrower has delivered to the Title Company and
                  Lender final and unconditional waivers of lien from the Contractor and all subcontractors and materialmen who have supplied labor or material in connection with the Work and who have not previously submitted such final waivers.

                  5.12     Additional Loan Limitations.

                           (a) At no time shall more than seven Spec Units be
                  under construction. At no time shall more than two Model Units be under construction.

                           (b) Borrower shall not commence construction of a
                  Unit if the then unpaid hard and soft costs that will be incurred to complete the construction and sale of such Unit, as determined by Lender in its sole and absolute discretion, exceeds the undisbursed portion of the Loan allocated to such construction and sale.

         6. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to execute this Agreement and to make the Loan, Borrower represents and warrants to Lender as follows:

                  6.1 Borrower. Borrower is a duly formed limited liability company under the laws of the State of Delaware, validly existing, in good standing and fully qualified to do business in the State of North Carolina. The Limited Liability Company Operating Agreement dated as of December 12, 1997, creating Borrower and the Certificate of Formation of Borrower, copies of which have been furnished to Lender, are in effect, unamended and is the true, correct and complete documents relating to Borrower's creation and governance. Borrower, Sole Member and their affiliates have fully complied with all applicable securities and other laws and regulations in connection with the formation of Borrower and the sale and offer for sale of interests therein.

                  6.2 Sole Member. Sole Member is a duly formed general partnership validly existing and in good standing in the State of North Carolina and has full power and authority to execute and deliver the Loan Documents and to perform its obligations hereunder and thereunder. Heartland Partners, L.P., a Delaware limited partnership and Heartland are the sole general partners of Member. The Amended and Restated Partnership Agreement dated as of June 27, 1990 creating Sole Member, a copy of which has been furnished to Lender, is in effect, unamended and is the true, correct and complete documents relating to Sole Member's creation and governance. Sole Member has fully complied with all applicable securities and other laws and regulations in connection with the formation of Sole Member and the sale and offer for sale of interests therein.

                  6.3 Heartland. Heartland is a duly formed corporation under the laws of the State of Delaware, validly existing, in good standing and fully qualified to do business in the State of Illinois. The articles of incorporation and by-laws of Heartland, copies of which have been furnished to Lender, are in effect, unamended, and are the true, correct and complete documents relating to Heartland's creation and governance.

                  6.4 Title. Seller owns good and marketable fee simple title to the Real Property, subject to Borrower's interest in the Real Property pursuant to the Option Agreement. Borrower owns all of the Personal Property. The Real Property and the Personal Property are owned free and clear of all liens, claims and encumbrances, except the Permitted Exceptions.

                  6.5 Improvements. Subject to the terms and conditions contained in this Agreement, Borrower intends to improve the Land with the Improvements. The Work will be performed in accordance with the provisions of the Plans and Specifications and the Budget and all of the other requirements of this Agreement.

                  6.6 Validity and Enforceability of Documents. Upon the execution and delivery of the Loan Documents, the Loan Documents shall be valid and binding upon the parties that have executed the same in accordance with the respective provisions thereof, and enforceable in accordance with the respective provisions thereof, subject only to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditor's rights. Execution, delivery and performance of the Loan Documents do not and will not contravene, conflict with, violate or constitute a default under any Applicable Law or any agreement, indenture or instrument to which the Borrower, Sole Member, Contractor or Seller is a party or is bound or which is binding upon or applicable to the Property or any portion thereof.

                  6.7 Litigation. There is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceeding, action, examination, claims or demand pending or, to the best of Borrower's knowledge after due inquiry, threatened affecting Borrower, Sole Member, Contractor or Seller or the Property, or involving the validity or enforceability of the Loan Documents or involving any risk of a judgment or liability which, if satisfied, would have an adverse effect on the financial condition, business or properties of Borrower, Sole Member, Contractor or Seller or the priority of the lien of the Mortgage or Seller Mortgage, or which would prevent Borrower, Contractor or Seller from complying with or performing its obligations under this Agreement, the Note or any of the other Loan Documents within the time limits set forth therein for such compliance or performance and no basis for any such matter exists.

                  6.8 Utilities; Authorities. All utilities necessary for use, operation and occupancy of the Property (including, without limitation, water, storm sewer, sanitary sewer and drainage, electric, gas and telephone facilities) are available at the boundaries of the Land (or in the streets adjoining the Land), and all requirements for the use of such utilities have been fulfilled. All building, zoning, safety, disabled persons, health, fire, water district, sewerage and environmental protection agency permits and other licenses and permits which are required by any governmental authority for the use, occupancy and operation of the Property have been obtained by or furnished to Borrower and are in full force and effect or will be obtained by and maintained in full force and effect by Borrower when and as required by any governmental authority.

                  6.9 Solvency. Borrower is solvent and able to pay its debts as such debts become due, and has capital sufficient to carry on its present business transactions. The value of Borrower's property, at a fair valuation, is greater than the sum of its debts. Borrower is not bankrupt or insolvent. Borrower has not made an assignment for the benefit of its creditors. There has been no trustee or receiver appointed for the benefit of Borrower's creditors and there has been no bankruptcy, reorganization or insolvency proceedings instituted by or against Borrower. Borrower will not be rendered insolvent by its execution, delivery or performance of the Loan Documents or by the transactions contemplated thereunder.

                  6.10 Financial Statements. All financial statements submitted to Lender relating to Borrower, its affiliates, and the Property are true, complete and correct, and have been prepared in accordance with sound accounting principles consistently applied and fairly present the financial condition of the Person to which they pertain and the other information therein described and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statement submitted or this Agreement. No material adverse change has occurred in the financial condition of Borrower, any of its affiliates, or the Property since the dates of each such financial statements.

                  6.11 Compliance with Laws. The use, occupancy and operation of the Property for its intended purposes is not in violation any Applicable Laws, any contractual arrangements with third parties or any covenants, conditions, easements, rights of way or restrictions of record. Neither Borrower nor any agent thereof has received any notice, written or otherwise, alleging any such violation, which violation has not previously been cured. The Property is in full compliance and conformity with all zoning requirements, and will not be a non-conforming or special use. No right to any off-site facilities will be necessary to insure compliance by the Property with all Applicable Laws.

                  6.12 Construction Contract. Pursuant to the Construction Contract, the Contractor has agreed to construct the Work. The Construction Contract is in full force and effect, unamended, and no default exists thereunder by either party thereto. In the event of any conflict between the terms of the Construction Contract, other Subcontracts and this Agreement or any other Loan Document, Borrower shall abide by and shall cause the Contractor to act in accordance with the provisions of the Loan Documents.

                  6.13 Subcontracts. Borrower has delivered to Lender true, complete and correct copies of all Subcontracts that have been entered into prior to the date hereof. The Subcontracts that have been entered into prior to the date hereof are in full force and effect, unamended, and no default exists thereunder by any party thereto.

                  6.14 Plans and Specifications. Borrower has delivered to Lender true, complete and correct copies of all of the plans and specifications listed in Exhibit D attached hereto and the plans and specifications listed in Exhibit D are the Plans and Specifications which have been approved by Lender.

                  6.15 Budget. The Budget is a true, complete and correct budget with respect to the costs of the Work (including both hard costs and soft costs associated therewith).

                  6.16 Financing Statements. There are no UCC financing statements in effect other than those to be filed and/or recorded by Lender which name Borrower as debtor and pertaining to any rights in any of the Personal Property.

                  6.17 Event of Default. No Event of Default has occurred, and no Unmatured Default exists.

                  6.18 Responsible Property Transfer Act. To the best of Borrower's knowledge, there are no facilities on the Real Estate that are subject to reporting under Section 312 of the federal Emergency Planning and Community Right-To-Know Act of 1986, 43 U.S.C. Section 11022, and federal regulations promulgated thereunder. To the best of Borrower's knowledge, the Real Estate does not contain any underground storage tanks.

                  6.19 Additional Agreements. Except for the Additional Agreements listed in Exhibit F attached hereto, true and correct copies of which have been furnished to Lender, there are no leases, management, leasing, development or other agreements in existence that affect the Property.

         All representations and warranties which have been made by Borrower in this Agreement or the other Loan Documents shall be true in all respects at the time of each disbursement of the Loan, and in the event of any material breach, misrepresentation or omission, Lender shall have the absolute right to terminate its obligations under this Agreement (without any obligation to refund any loan or other fees previously paid), and upon demand by Lender, Borrower shall reimburse Lender for the Loan Expenses, and Lender shall be entitled to recover from Borrower all losses and damages resulting therefrom.

         7.       BORROWER'S COVENANTS.
                  --------------------

                  7.1 Manner of Construction. Borrower shall, at its sole cost and expense, cause the construction of the Project to be diligently and expeditiously carried out, in a good and workmanlike manner, in accordance with the Plans and Specifications and all Applicable Laws. All materials, fixtures, equipment or articles used in the renovation, construction or equipping of the Project shall comply with the Plans and Specifications.

                  7.2 Compliance with Laws. Borrower shall comply or cause compliance with all Applicable Laws governing the construction, development, use and operation of the Project and the development, operation and sale of the Units. Evidence of such compliance shall be submitted to Lender on request.

                  7.3 Inspection. Upon reasonable prior written or oral notice (which shall not be required in the event of an emergency), Borrower shall permit inspection of the Property by Lender, the Consultant and any other agent or designee of Lender. In addition, upon reasonable prior written or oral notice (which shall not be required in the event of an emergency), Borrower shall permit Lender and/or its agents and designees access to and the right to inspect, audit and copy all books, records, contracts and other documents and information relating to Borrower or the Property. Lender shall use reasonable efforts to keep confidential all information and documentation obtained by Lender in connection with such audits and inspections, except to the extent that Lender determines, in its reasonable discretion, a need to disclose same; provided, however, under no circumstances shall Lender have any liability to Borrower in the event of an unintentional disclosure or disclosure deemed necessary by Lender. All such books, records and accounts of operations relating to the Property shall be kept in accordance with sound accounting practices consistently applied. Borrower shall promptly respond to any inquiry from Lender for information with respect to the Property, which information may be verified by Lender at Borrower's expense; provided, however, that Lender shall at all times be entitled to rely upon any statements or representations made by Borrower or any agent thereof.

                  7.4 Mechanics' Liens. Borrower shall not permit any mechanics' lien claims to be filed or otherwise asserted against the Property or against any funds due any contractor or subcontractor, and Borrower shall promptly (and in any event within fifteen days after Borrower has received notice of such filing) discharge or cause to be discharged the same in case of the filing of any claims for lien or proceedings for the enforcement thereof; provided that in connection with any such lien or claim which Borrower may in good faith desire to contest, Borrower may contest the same by appropriate legal proceedings diligently prosecuted, but only if Borrower shall furnish to the Title Company such security or indemnity as the Title Company requires to induce the Title Company to issue endorsements to the Title Policies insuring over the exception created by such lien, and provided further, that Lender shall not be required to make any further disbursements of a Loan until any mechanics' lien claims have been so insured against by the Title Company.

                  7.5 Release by Lender. With respect to the matters set forth in Section 7.4 above, if Borrower shall (a) fail promptly to discharge any asserted liens or claims, or (b) fail promptly to contest asserted liens or claims or to give security or indemnity in the manner provided in Section 7.4 above, or (c) having commenced to contest the same, and having given such security or indemnity, fail to prosecute such contest with diligence, or to maintain such indemnity or security so required by the Title Company for its full amount, or (d) upon adverse conclusion of any such contest, fail promptly to cause any judgment or decree to be satisfied and lien to be released, then Lender may, but shall not be required to, procure the release and discharge of any such claim and any judgment or decree thereon and, further, may, in its sole discretion, effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Company, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursements of the proceeds of the Loan hereunder and shall bear interest from the date so disbursed until paid at the Default Rate. In settling, compromising or discharging any claims for lien, Lender shall not be required to inquire into the validity or amount of any such claim.

                  7.6 Financial Statements; Reports. Borrower shall deliver or cause to be delivered to Lender each month, a detailed report showing the progress of the Work, the number of reservation deposits for Units made, if any, and the number of sales contracts for Units entered into by Borrower during the immediately preceding month, if any, and the status of all reservation deposits and sales contracts entered into prior thereto, if any. In addition to such progress reports and any other financial statements required to be delivered to Lender pursuant to the provisions of any of the other Loan Documents, Borrower will from time to time furnish to Lender such information and reports, financial and otherwise, concerning Borrower, the performance of the Work and the operation of the Project as Lender reasonably requires, including, without limitation, the following:

                           (a) Within ninety days after the end of each calendar
                  year, compiled financial statements of the Property on a form acceptable to Lender, setting forth the information therein required as of December 31 of the immediately preceding year, containing income and expense statements and a balance sheet. The financial statements shall be prepared by Borrower in accordance with generally accepted accounting principles consistently applied and shall be certified by the chief financial officer of Borrower as fairly and accurately presenting the information contained therein.

                           (b) Within ninety days after the end of each calendar
                  year, financial statements and the federal and state income tax returns for Borrower, such financial statements to be on Lender's standard form or another form acceptable to Lender, setting forth the information therein required as of December 31 of the immediately preceding year, and certified by Borrower as fairly and accurately presenting the information contained therein.

                           (c) Within ninety days after the end of each calendar
                  year, detailed cash flow statements for the preceding calendar year, on a form acceptable to Lender, for all income producing properties listed on the financial statements of Borrower, certified by the chief financial officer of Borrower, as applicable, as fairly and accurately presenting the information contained therein.

                  7.7 Affirmation of Representations and Warranties. Borrower agrees that all representations and warranties of Borrower contained in
         Article 6 hereof shall remain true in all material respects at all times until the Loan is repaid in full.

                  7.8 Title. Except for (i) the Mortgage, the Seller Mortgage and other security for the Loan, (ii) the lien of general real estate taxes payment of which is not yet due, (iii) mechanics' liens which are contested in the manner permitted in Paragraph 7.4 above, and (iv) any other Permitted Exceptions, Borrower shall keep its fee simple title to the

         Project and shall cause Seller to keep its fee simple title to the Project free and clear of all liens, claims and encumbrances, whether senior or junior to or at parity with the Mortgage and Seller Mortgage.

                  7.9 Proceedings Affecting Property. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful the occupancy, use, maintenance or operation of the Property, or any portion thereof, Borrower shall cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and shall, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings. All such proceedings, including without limitation, all of Lender's costs, and fees and disbursements of Lender's counsel in connection with any such proceedings, whether or not Lender is a party thereto, shall be at Borrower's expense. To the extent that Lender incurs any such expenses, including attorneys' fees and fees and charges for court costs, bonds and the like, Borrower shall reimburse Lender for such expenses and the amount due Lender shall bear interest from the date so incurred by Lender until repaid to Lender at the Default Rate and shall be payable to Lender on demand.

                  7.10 Disposal and Encumbrance of Property. Except as expressly permitted pursuant to Article 12 below, Borrower shall not and shall cause Seller not to, without Lender's prior written consent, suffer, permit or enter into any agreement for any sale, lease, transfer, or in any way encumber or dispose of or grant or suffer any security or other assignment (collateral or otherwise) of or in all or any portion of the Project. Any consent given by Lender or any waiver of default under this Section, shall not constitute a consent to, or waiver of any right, remedy or power of Lender under any subsequent default hereunder.

                  7.11 Insurance. Borrower shall pay all premiums on all insurance policies required from time to time under this Agreement, and thirty days prior to expiration of any such policies, Borrower shall furnish to Lender, with premiums prepaid, additional and renewal policies in form, and with companies, coverage, deductibles and amounts satisfactory to Lender. In the event of failure by Borrower to provide such insurance, Lender may, but shall not be required to, place insurance and treat the amounts expended therefor as disbursements of Loan proceeds and such amounts from the date so expended by Lender until repaid to Lender shall bear interest at the Default Rate.

                  7.12 Performance of Obligations; Notice of Default. Borrower shall promptly and fully perform and comply in all respects with the obligations, terms, agreements, provisions and requirements of this Agreement and the other Loan Documents and all other documents and instruments relating thereto and will not permit to occur any default or breach hereunder or thereunder. Borrower shall promptly give to Lender notice of the occurrence of any Unmatured Default or of any event that could have a material adverse effect on any security for the Loan or on Borrower's ability to perform its obligations under this Agreement or any of the other Loan Documents.

                  7.13 Subcontracts. Within ten days after being executed, Borrower shall deliver to Lender a copy of each Subcontract entered into by the Contractor.

                  7.14 Restrictions Affecting Borrower. Borrower covenants and agrees that, without the prior written consent of Lender, there shall not occur: (i) any amendment or modification of the Borrower's operating agreement or the certificate of formation of Borrower, and
         (ii) the admission of any new members to Borrower. At all times prior to the repayment of the Loan, (A) the Sole Member shall be the sole member of Borrower; (B) Borrower shall not make or permit any distributions of cash flow or cash proceeds to Sole Member or any partner, subpartner, member, shareholder, officer, director or affiliate of Borrower or Sole Member and all positive cash flow from the Project shall be paid to Lender and applied to the repayment of the Principal Balance; (C) Borrower shall not enter into any contract or agreement for the provision of services or otherwise with respect to the Project with any partner, subpartner, member, shareholder, officer, director or affiliate of any partner of Borrower or Sole Member unless such contract or agreement is an arms-length, market rate agreement and is cancelable upon thirty days written notice from any owner of the Project; (D) neither Borrower nor Sole Member shall be dissolved or its existence terminated; and (E) Borrower shall not own any other real property other than the Project.

                  7.15 Use of Receipts. Borrower shall cause all rents and other income and receipts realized and received by Borrower, if any, from and in connection with the Project to be used for the purpose of paying the actual costs and expenses incurred by Borrower in connection with the ownership, operation, management and repair of the Project, including without limitation, operating expenses, real estate taxes, insurance premiums and interest and principal owing on the Loan.

                  7.16 Management and Leasing Agreements; Subordination. Borrower shall not amend, extend, substitute or enter into any new management or leasing agreement covering all or any portion of the Property without Lender's prior written consent. In the event that Lender grants such consent, Borrower shall cause the tenant, property manager or leasing broker under said agreement to enter into an agreement with Lender, acceptable in form and substance to Lender, pursuant to which said tenant, property manager or broker subordinates its liens for unpaid fees to the liens of the Mortgage and the other Loan Documents.

                  7.17 Additional Documents. Borrower shall not execute or record any document pertaining to, affecting or running with all or any portion of the Property without the prior written approval of Lender of the form and substance of such documents, which approval shall not be unreasonably withheld.

                  7.18 Sale to Investors. Without the prior written consent of Lender, which consent may be granted or denied at Lender's sole discretion, Borrower shall not knowingly sell any Units to investors or syndicators who are acquiring such Units with the intent to resell them.

                  7.19 Survey. Within thirty days subsequent to the completion of the foundation of each Unit and as a condition to any subsequent disbursement by Lender, the Survey shall be updated to show the location of such foundation; that such foundation is within all applicable lot, side, rear and set-back lines; and that there are no encroachments by the improvements over easements or adjoining property. Within thirty days subsequent to the completion of the exterior walls and roof of each Unit and as a condition to any subsequent disbursement by Lender, the Survey shall be updated to show such Unit "as built" and to show the location of all utilities and any additional easements or other matters of record affecting the Project.

         8. LOAN EXPENSES. Borrower agrees to pay all of the Loan Expenses. Any Loan Expenses paid by Lender shall bear interest commencing on the date demand for repayment thereof is made by Lender until repaid to Lender at the Default Rate and shall be paid by Borrower upon demand, or may be paid by Lender at any time and shall be deemed a disbursement of proceeds of the Loan. Any Loan Expenses paid by Lender shall be reimbursed to Lender by Borrower regardless of whether there shall be any disbursements of the Loan.

         9. LENDER'S REPRESENTATIVES. Lender, at Borrower's expense, shall have the right to engage personnel in connection with negotiation, documentation, administration and servicing of the Loan, including without limitation, the Consultant, to (i) review and approve the Plans and Specifications, (ii) review and approve Borrower's final construction budgets, (iii) conduct monthly inspections of the Work and report on the progress of construction thereof, (iv) review and approve all change orders, (v) review and approve applications for disbursements and accompanying documents, (vi) issue reports and certificates to Lender, (vii) determine whether the Work has been completed in accordance with the Plans and Specifications, and (viii) provide other services as requested by Lender, and Borrower shall fully cooperate with the Consultant and other personnel in all reasonable respects in connection therewith.

         10. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default":

                  (a) Failure by Borrower or any other obligor to pay on or before the fifth day following the date when due any installment of principal or interest or any other amount payable pursuant to the Note, this Agreement or any of the other Loan Documents.

                  (b) Failure by Borrower to promptly perform or cause to be performed any non-monetary obligation or observe any non-monetary condition, covenant, term, agreement or provision required to be performed or observed by Borrower under this Agreement, the Note or any of the other Loan Documents; provided, however, that if such failure by its nature can be cured, then so long as the continued operation and safety of the Property, and the priority, validity and enforceability of the lien created by the Mortgage or any of the other Loan Documents and the value of the Property are not imminently impaired, threatened or jeopardized, then Borrower shall have a period (the "Cure Period") of thirty days after written notice from Lender of any such failure of performance or observance to cure or cause the cure of the same, and an Event of Default shall not be deemed to exist during the Cure Period, provided further that if Borrower commences to cure such failure during the Cure Period and is diligently and in good faith attempting to effect such cure, the Cure Period shall be extended until such failure is cured, but in no event shall the Cure Period be longer than 90 days in the aggregate.

                  (c) Failure by Borrower to promptly perform or cause to be performed any obligation, or observe any condition, covenant, term, agreement or provision required to be performed or observed by Borrower under the Option Agreement beyond any applicable cure period for Borrower.

                  (d) The existence of any material inaccuracy or untruth in any representation, or warranty contained in this Agreement or any other Loan Documents, or of any statement or certification as to facts delivered to Lender by or on behalf of Borrower.

                  (e) At any time Borrower or Seller files a voluntary petition in bankruptcy, or is adjudicated a bankrupt or insolvent, or institutes (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or admits in writing to its inability to pay its debts as they mature, or makes an assignment for the benefit of its creditors, or seeks or consents to the appointment of any receiver, trustee or similar officer for all or any substantial part of its property.

                  (f) The commencement of any involuntary petition in bankruptcy against either Borrower, Seller or the institution against either Borrower or Seller of any reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or the appointment of a receiver, trustee or other officer for all or any substantial part of the property of Borrower or Seller which remains undismissed or undischarged for a period of sixty days.

                  (g) Any sale, transfer, lease, assignment, conveyance, financing, lien, encumbrance or other transaction made in violation of
         Section 7.8 or 7.10 above.

                  (h) Failure of Borrower for a period of thirty days after Lender's demand to procure the reversal, dismissal or disposition to Lender's satisfaction of any order enjoining or otherwise preventing or declaring invalid or unlawful the occupancy, maintenance, operation or use of the Property, or any portion thereof, in the manner required by the terms of this Agreement, or of any proceedings which could or might affect the validity or priority of the lien of the Mortgage or any of the other security for the Loan, or which could materially affect Borrower's ability to perform its obligations under this Agreement or the other Loan Documents, except that Borrower shall have the right to contest by appropriate proceedings the validity of such order if and only if Borrower shall, within thirty days after Lender's demand aforesaid, (i) places a bond with Lender in an amount, form, content and issued by a surety reasonably acceptable to Lender for adequate security from such order, or, if acceptable to Lender (ii) cause the Title Company to issue an endorsement to the Loan Policy insuring against loss or damage on account of any such order.

                  (i) The attachment, seizure, levy upon or taking of possession by any receiver, custodian or assignee for the benefit of creditors of all or a substantial part of the property of Borrower which is not stayed or dismissed within thirty days after the occurrence thereof.

                  (j) the assignment or attempted assignment of this Agreement by Borrower without Lender's prior written consent.

                  (k) The filing of formal charges under any federal, state or local law, statute or ordinance for which Seller's or Borrower's forfeiture of all or any portion of the Property is a potential penalty.

                  (l) The occurrence of an Event of Default under any of the other Loan Documents.

                  (m) A discontinuance of the construction of the Work for a period of fifteen consecutive days (unless otherwise approved by Lender), other than a discontinuance resulting from strikes, acts of God, adverse weather conditions or other occurrences beyond the reasonable control of Borrower (it being understood that a delay caused by an insufficiency of funds shall not be deemed to be beyond the control of Borrower), or any delay in the Work, regardless of cause, the result of which may be, in Lender's sole judgment, that the Work will not be substantially completed prior to the date that is two months prior to Maturity Date, as the same may be extended pursuant to the terms of this Agreement.

                  (n) Borrower intentionally causes or knowingly permits any of the Work to be performed in a manner which is materially contrary to the Plans and Specifications or any provisions of this Agreement or the other Loan Documents.

         11. REMEDIES. Upon the occurrence of any Event of Default, Lender, in addition to availing itself of any remedies conferred upon it at law or in equity and by the terms of the Note, the Mortgage and the other Loan Documents, may pursue any one or more of the following remedies first, concurrently or successively with each other and with any other available remedies, it being the intent hereof that none of such remedies shall be to the exclusion of any others:

                  (a) Take possession of the Project and complete the Work and do anything necessary or desirable in Lender's sole judgment to fulfill the obligations of Borrower hereunder, including either the right to avail itself of and procure performance of the Construction Contract, any Subcontracts or any other contract entered into for the performance of all or any portion of the Work (or any substitute therefor), or to let new or additional contracts with the same contractors or subcontractors or others, and to employ watchmen to protect the Project from injury. Without restricting the generality of the foregoing and for the purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution (i) to complete the Work in the name of Borrower upon an Event of Default;
         (ii) to, upon an Event of Default, use portions of the Loan or other funds which may be reserved, escrowed or set aside for any purposes hereunder at any time to complete the Work; (iii) to, upon an Event of Default, make changes in the Plans and Specifications which shall be reasonably necessary or reasonably desirable to complete the Work; (iv) to, upon an Event of Default, retain or employ new general contractors, subcontractors, architects, engineers and inspectors as shall be required for such purposes; (v) to, upon an Event of Default, pay, settle or compromise all existing bills and claims, which may be liens or security interests or to avoid such bills and claims becoming liens or security interests against the Project, or as may be necessary or desirable for the completion of the Work or for the clearance of title;
         (vi) to, upon an Event of Default, execute all applications and certificates in the name of Borrower which may be required by any of the Loan Documents; (vii) to, upon an Event of Default, prosecute and defend all actions or proceedings in connection with the Work; (viii) to, upon an Event of Default, take such action and require such performance as it deems necessary under any of the bonds to be furnished pursuant to the provisions hereof and to make settlements and compromises with the surety or sureties thereunder, and in connection therewith, to execute instruments of release and satisfaction; it being understood that the foregoing power of attorney is coupled with an interest and cannot be revoked. All sums expended by Lender pursuant to this Article 11 shall be deemed to have been paid to Borrower and secured by the Mortgage and the other Loan Documents, and shall bear interest at the Default Rate until repaid to Lender.

                  (b) Declare the unpaid indebtedness evidenced by the Note to be immediately due and payable.

                  (c) Apply the balance of any deposits made with Lender toward the repayment of the Loan.

                  (d) Withhold further disbursements of proceeds of the Loan.

         12.      SALES OF UNITS; PARTIAL RELEASES.
                  --------------------------------

                  12.1 Sales Prices. Provided that no Event of Default or Unmatured Default then exists under the Note, this Agreement or any of the other Loan Documents, Borrower shall have the right to enter into and perform sales contracts with creditworthy third party purchasers of the Units on the form contract submitted to Lender pursuant to Section
         4.19 above, provided that (a) Lender has approved all sales materials relating to the Units, (b) the consideration for any such sale consists solely of cash, and (c) the gross sales price for any such Unit is not less than the budgeted amount for the construction of Improvements plus the cost paid or to be paid to Seller for the underlying Parcel for such Unit.

                  12.2 Release Prices. Provided that all of the conditions described in Section 12.1 above have been satisfied in form and substance acceptable to Lender and no Event of Default or Unmatured Default then exists, Lender will issue a partial release of the lien of its Loan Documents covering any Unit upon the payment to Lender of an amount equal to the amount of the Loan previously disbursed by Lender with respect to such Unit.

         13.      MISCELLANEOUS.
                  -------------

                  13.1 Additional Indebtedness. All advances or payments made by Lender pursuant to this Agreement or any other Loan Document shall constitute indebtedness secured by the Mortgage and all other security for the Loan, and all advances or payments made by Lender, except for normal disbursements on the Loan, shall bear interest at the Default Rate from the date advanced or paid until repaid to Lender by Borrower.

                  13.2 Additional Acts. Borrower shall, upon request, execute and deliver such further instruments and documents and do such further acts and things as may be reasonably required to provide to Lender the evidence of and security for the Loan contemplated by this Agreement.

                  13.3 Loan Agreement Governs. In the event of any inconsistency between any provision of this Agreement and any provision of any other Loan Document, the provision of this Agreement shall govern; provided, however, that the provisions of all of the Loan Documents shall be construed as an integrated set of provisions governing the Loan and, accordingly, shall be interpreted and construed liberally to give the maximum validity, enforceability and effect to all of such provisions.


                  13.4 Additional Advances. If an Event of Default shall occur, Lender may, but shall not be obligated to, take any and all actions to cure such default, and all amounts expended in so doing, all Loan Expenses and all other amounts paid or advanced by Lender pursuant to the Loan Documents, and all other amounts advanced by Lender in connection with the performance of the Work or preserving any security for the Loan, shall constitute additional advances of the Loan, shall be secured by the Mortgage and all other security for the Loan, and shall bear interest at the Default Rate from the date advanced until paid.

                  13.5 Amendment; Waiver; Approval. This Agreement shall not be amended, modified or supplemented without the written agreement of Borrower and Lender at the time of such amendment, modification or supplement. No waiver of any provision of this Agreement or any of the other Loan Documents shall be effective unless set forth in writing signed by the party making such waiver, and any such waiver shall be effective only to the extent therein set forth. Failure by Lender to insist upon full and prompt performance of any provisions of this Agreement or any of the other Loan Documents, or to take action in the event of any breach of any such provision or upon the occurrence of any Event of Default, shall not constitute a waiver of any rights of Lender, and Lender may at any time thereafter exercise all available rights and remedies with respect to such breach or Event of Default. Receipt by Lender of any instrument or document shall not constitute or be deemed to be an approval thereof. Any approvals required under any of the other Loan Documents must be in writing, signed by Lender and directed to Borrower.

                  13.6 Notice. All notices, communications and waivers under this Loan Agreement shall be in writing and shall be (i) delivered in person or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (iii) sent by overnight express carrier, addressed in each case as follows:

                  To Lender:             Bank One, Illinois, NA
                                         6000 State Street
                                         Rockford, Illinois 61108
                                         Attn: Donald J. Pafford

                           and:          Bank One, Illinois, NA
                                         200 South Wacker Drive - 6th Floor
                                         Chicago, Illinois 60606
                                         Attn: Terrence Rosenberger

                           and           Schwartz, Cooper, Greenberger &
                                         Krauss, Chtd.
                                         180 North LaSalle Street, Suite 2700
                                         Chicago, Illinois  60601
                                         Attn: Jerrold Peven, Esq.

                  To Borrower:           CMC Heartland Partners VII, LLC
                                         547 West Jackson Boulevard
                                         Suite 1510
                                         Chicago, Illinois 60661
                                         Attn:  Lawrence Adelson, Esq.

                  With copy to:          CMC Heartland Partners I, Limited
                                         Partnership
                                         547 West Jackson Boulevard
                                         Suite 1510
                                         Chicago, Illinois 60661
                                         Attn:  Richard P. Brandstatter

         or to any other address as to either of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section shall be deemed received (i) if personally delivered, then on the date of delivery,
         (ii) if sent by overnight, express carrier, then on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, then on the earlier of the third Business Day following the day sent or when actually received.

                  13.7 Benefit; Assignment. The rights, powers and remedies of Lender under this Agreement shall inure to the benefit of Lender and its successors and assigns. The rights and obligations of Borrower under this Agreement may not be assigned and any purported assignment by Borrower shall be null and void.

                  13.8 Governing Law. Except with respect to the creation, perfection and priority of the liens and security interests created by the Loan Documents, which shall be construed in accordance with and governed by the laws of the State of North Carolina, the validity and interpretation of the Loan Documents shall be construed in accordance with the laws and decisions of the State of Illinois.

                  13.9 Indemnity. Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses (including reasonable attorneys' fees and court costs) of whatever kind or nature which may be imposed on, incurred by or asserted against Lender at any time which relate to or arise from the performance of the Work, the offer for sale or sale of any membership interest in Borrower, the acquisition or sale or offer for sale of all or any portion of the Property or any Unit and/or the ownership, use, operation or maintenance of the Property, including, without limitation, (a) any brokerage commissions or finder's fees asserted against Lender with respect to the making of the Loan, the acquisition of the Property or the sale of any Unit and (b) claims by purchasers of a Unit with respect to defects in the Property or other matters; provided, however, that the foregoing indemnity shall not extend to any liabilities, obligations, claims, losses, costs, damages or expenses resulting from the gross negligence or willful misconduct of Lender.

                  13.10 Headings. The titles and headings of the articles, sections and paragraphs of this Agreement have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

                  13.11 No Partnership or Joint Venture. Lender, by executing and performing this Agreement shall not become a partner, member or joint venturer with Borrower or any partner or member of Borrower, or any of their respective associates or affiliates, and all inspections of the Property herein provided for are for the sole benefit of Lender.

                  13.12 Time is of the Essence. Time is of the essence of the payment of all amounts due Lender under the Loan Documents and performance and observance by Borrower of each covenant, agreement, provision and term of this Agreement and the other Loan Documents.

                  13.13 Invalid Provisions. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Borrower and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Agreement and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

                  13.14 Offset. Without limitation of any other right or remedy of Lender hereunder or provided by law, any indebtedness relating to the Property or its operation and now or hereafter owing to Borrower by Lender (including, without limitation, any amounts on deposit in any demand, time, savings, passbook or like account maintained by Borrower with Lender) may be offset and applied by Lender hereunder, or under the Note, the Mortgage or any of the other Loan Documents.

                  13.15 Acts by Lender. Notwithstanding anything herein contained to the contrary, Lender will not be required to make any disbursement or perform any other act under this Agreement if, as a result thereof, Lender will violate any law, statute, ordinance, rule, regulation or judicial decision applicable thereto.

                  13.16 Binding Provisions. The covenants, warranties, agreements, obligations, liabilities and responsibilities of Borrower under this Agreement shall be binding upon and enforceable against Borrower and its legal representatives, administrators, successors and permitted assigns.

                  13.17 Counterparts. This Agreement may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same Agreement.

                  13.18 No Third Party Beneficiary. This Agreement is only for the benefit of the parties hereto and their permitted successors and assigns. No other person or entity shall be entitled to rely on any matter set forth herein without the prior written consent of such parties.

                  13.19 Publicity. Subject to compliance with Applicable Laws, Lender reserves the right to publicize the making of the Loan in any manner it deems appropriate, including, without limitation, advertisements in trade journals and newspapers. In addition, Borrower agrees that Lender shall have the right to erect and maintain a sign at the Project in a prominent location for the duration of the term of the Loan stating that Lender is providing the financing for construction of the Project. The sign shall be furnished by Lender and the sign shall be located in a place selected by Lender, provided that such location does not interfere with performance of the Work.

                  13.20 JURISDICTION AND VENUE. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS AGREEMENT. BORROWER WAIVES ANY CLAIM THAT CHICAGO, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

                  13.21 JURY WAIVER. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE LOAN DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


CMC HEARTLAND PARTNERS VII,               BANK ONE, ILLINOIS, NA, a national
LLC, a Delaware limited liability company banking association


By:      ________________________         By:      ___________________________
Title:   ________________________         Title:   ___________________________

                              Schedule of Exhibits
                              --------------------

                  A        -       Legal Description of the Land
                  B        -       Budget
                  C        -       Required Title Insurance - Endorsements
                  D        -       List of Plans and Specifications
                  E        -       Additional Agreements

                                   EXHIBIT A

                               Legal Description

                                   EXHIBIT B

                                     Budget

                                   EXHIBIT C


                    Required Title Insurance - Endorsements

                                   EXHIBIT D

                        List of Plans and Specifications

                                    EXHIBIT E

                              Additional Agreements